                                                                    EXHIBIT 23.1

                         [DELOITTE & TOUCHE LETTERHEAD]

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Etablissements Delhaize Freres et Cie "Le Lion" S.A. on Form S-8 of our report dated April 2, 2001, appearing in the Post-Effective Amendment No. 1 to Registration Statement No. 333-13302 of Etablissements Delhaize Freres et Cie "Le Lion" S.A. on Form F-4.

Deloitte & Touche Reviseurs d'Enterprises SC s.f.d. SCRL
Brussels, Belgium

Represented by:

/s/ JAMES FULTON

James Fulton

April 27, 2001